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                                                                    EXHIBIT 99.2









                        GUARANTEE AND SECURITY AGREEMENT

                                   dated as of

                                September 9, 2002

                                      among

                                 ENGAGE, INC. ,

                           THE GUARANTORS PARTY HERETO

                                       and

                                   CMGI, INC.






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SCHEDULES:
---------

    SCHEDULE 1    Certain Excluded Assets

    SCHEDULE 2 Equity Interests in Subsidiaries and Affiliates Owned by Original Lien Grantors

EXHIBITS:
--------

    EXHIBIT A     Security Agreement Supplement

    EXHIBIT B     Perfection Certificate

    EXHIBIT C     Intellectual Property





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                        GUARANTEE AND SECURITY AGREEMENT

         AGREEMENT dated as of September 9, 2002 (the "Effective Date") among ENGAGE, INC., the GUARANTORS party hereto and CMGI, INC.

         WHEREAS, the Company is entering into the Transaction Agreement (as this and other capitalized terms are defined in Section 1 hereof), pursuant to which the Company intends to issue the Note to the Purchaser;

         WHEREAS, the Company is willing to secure its obligations under the Note and the Transaction Agreement by granting Liens on its assets to the Secured Party as provided in the Security Documents;

         WHEREAS, the Company is willing to cause certain of its Subsidiaries to guarantee the foregoing obligations of the Company and to secure its guarantee thereof by granting Liens on its assets to the Secured Party as provided in the Security Documents;

         WHEREAS, the Purchaser is not willing to purchase the Note unless (i) the foregoing obligations of the Company are secured and guaranteed as described above and (ii) each guarantee thereof is secured by Liens on assets of the relevant Guarantor as provided in the Security Documents;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions.

         (a) Terms Defined in Transaction Agreement. Terms defined in the Transaction Agreement and not otherwise defined in subsection (b) or (c) of this Section have, as used herein, the respective meanings provided for therein.

         (b) Terms Defined in UCC. As used herein, each of the following terms has the meaning specified in the UCC:

             TERM                                        UCC
             ----                                        ---

             Account                                    9-102
             Authenticate                               9-102
             Certificated Security                      8-102
             Chattel Paper                              9-102
             Document                                   9-102
             Equipment                                  9-102
             Financial Asset                            8-102 & 103
             General Intangibles                        9-102
             Instrument                                 9-102
             Inventory                                  9-102
             Investment Property                        9-102
             Payment Intangible                         9-102
             Record                                     9-102
             Securities Intermediary                    8-102
             Security                                   8-102 & 103
             Supporting Obligations                     9-102
             Uncertificated Security                    8-102

         (c) Additional Definitions. The following additional terms, as used herein, have the following meanings:

         "COLLATERAL" means all property, whether now owned or hereafter acquired, on which a Lien is granted or purports to be granted to the Secured Party pursuant to the Security Documents. When used with respect to a specific Lien Grantor, the term "Collateral" means all its property on which such a Lien is granted or purports to

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be granted.

         "COMPANY" means Engage, Inc., a Delaware corporation.

         "COPYRIGHT LICENSE" means any written agreement, in which Company now holds or hereafter acquires any interest, granting any right in or to any Copyright or Copyright registration (whether Company is the licensee or the licensor thereunder) including, without limitation, licenses pursuant to which Company has obtained the exclusive right to use a copyright owned by a third party (other than licenses where the Company is the licensee or licensor and the terms of such license restrict the ability of the Company to grant the Transaction Liens or to permit the Secured Party to exercise the rights and remedies contemplated hereby without the licensor's consent).

         "COPYRIGHTS" means all of the following in which Company now holds or hereafter acquires any interest (other than licenses where the Company is the licensee or licensor and the terms of such license restrict the ability of the Company to grant the Transaction Liens or to permit the Secured Party to exercise the rights and remedies contemplated hereby without the licensor's consent): (a) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or any other country; (b) registrations, applications and recordings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country; (c) any continuations, renewals or extensions thereof; (d) any registrations to be issued in any pending applications; (e) prior versions of works covered by copyright and all works based upon, derived from or incorporating such works; (f) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to copyrights, including, without limitation, damages, claims and recoveries for past, present or future infringement; (g) rights to sue for past, present and future infringements of any copyright; and (h) any other rights corresponding to any of the foregoing rights throughout the world.

         "EQUITY INTEREST" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any LLC Interest therein, (iii) in the case of a partnership, any Partnership Interest therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof or (v) any warrant, option or other right to acquire any Equity Interest described in this definition.

         "GUARANTORS" means each Subsidiary listed on the signature pages hereof under the caption "Guarantors" and each Subsidiary that shall, at any time after the date hereof, become a "Guarantor" pursuant to Section 15.

         "LICENSE" means any Copyright License, Patent License, Trademark License or other license of intellectual property rights or interests now held or hereafter acquired by Company (other than licenses where the Company is the licensee and the terms of such license restrict the ability of the Company to grant the Transaction Liens or to permit the Secured Party to exercise the rights and remedies contemplated hereby without the licensor's consent).

         "LIEN GRANTORS" means the Company and the Guarantors.

         "LLC INTEREST" means a membership interest or similar interest in a limited liability company.

         "NOTE" has the meaning specified in the Transaction Agreement.

         "NOTE DOCUMENTS" means the Transaction Agreement, the Note and the Security Documents and any documents or agreements contemplated therein.

         "OPINION OF COUNSEL" means a written opinion of legal counsel (who may be counsel to a Lien Grantor or other counsel, in either case reasonably acceptable to the Secured Party) addressed and delivered to the Secured Party.

         "ORIGINAL LIEN GRANTOR" means any Lien Grantor that grants a Lien on any of its assets hereunder on the Effective Date.

         "OWN" refers to the possession of sufficient rights in property to grant a security interest therein as

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contemplated by UCC Section 9-203, and "ACQUIRE" refers to the acquisition of any such rights.

         "PARTNERSHIP INTEREST" means a partnership interest, whether general or limited.

         "PATENT LICENSE" means any written agreement, in which Company now holds or hereafter acquires any interest, granting any right with respect to any Patent, whether Company is the licensee or the licensor thereunder (other than licenses where the Company is the licensee or licensor and the terms of such license restrict the ability of the Company to grant the Transaction Liens or to permit the Secured Party to exercise the rights and remedies contemplated hereby without the licensor's consent).

         "PATENTS" means all of the following in which Company now holds or hereafter acquires any interest (other than licenses where the Company is the licensee or licensor and the terms of such license restrict the ability of the Company to grant the Transaction Liens or to permit the Secured Party to exercise the rights and remedies contemplated hereby without the licensor's consent): (a) all letters patent of the United States or any other country, all registrations and recordings thereof and all applications for letters patent of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; (b) all reissues, divisions, continuations, renewals, continuations in part or extensions thereof; (c) all petty patents, divisionals and patents of addition; (d) all patents to issue in any such applications; (e) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to patents, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (f) rights to sue for past, present and future infringements of any patent.

         "PERFECTION CERTIFICATE" means, with respect to any Lien Grantor, a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules contemplated thereby to the satisfaction of the Secured Party, and signed by an officer of such Lien Grantor.

         "PERMITTED LIENS" means (i) the Transaction Liens and (ii) any other Liens on the Collateral permitted to be created or assumed or to exist pursuant to the Transaction Agreement.

         "PLEDGED", when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time. For example, "Pledged Equity Interest" means an Equity Interest that is included in the Collateral at such time.

         "PROCEEDS" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the relevant Lien Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.

         "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and its Affiliates.

         "RELEASE CONDITIONS" means the following condition for releasing all the Secured Guarantees and terminating all the Transaction Liens: all Secured Obligations shall have been paid in full.

         "SECURED AGREEMENT", when used with respect to any Secured Obligation, refers collectively to each instrument, agreement or other document that sets forth obligations of the Company, obligations of a Guarantor and/or rights of the holder with respect to such Secured Obligation.

         "SECURED GUARANTEE" means, with respect to each Guarantor, its guarantee of the Secured Obligations under Section 2 hereof or Section 1 of a Security Agreement Supplement.

         "SECURED OBLIGATIONS" means all principal of the Note and all other amounts now or hereafter payable by the Company pursuant to the Note Documents.

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         "SECURED PARTY" means the holders from time to time of the Secured
Obligations.

         "SECURITY AGREEMENT SUPPLEMENT" means a Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Secured Party for the purpose of adding a Subsidiary as a party hereto pursuant to
Section 15 and/or adding additional property to the Collateral.

         "SECURITY DOCUMENTS" means this Agreement, the Security Agreement Supplements and all other supplemental or additional security agreements, control agreements, or similar instruments delivered pursuant to the Note Documents.

         "TRADEMARK LICENSE" means any written agreement, in which Company now holds or hereafter acquires any interest, granting any right in and to any Trademark or Trademark registration, whether Company is the licensee or the licensor thereunder (other than licenses where the Company is the licensee or licensor and the terms of such license restrict the ability of the Company to grant the Transaction Liens or to permit the Secured Party to exercise the rights and remedies contemplated hereby without the licensor's consent).

         "TRADEMARKS" means any of the following in which Company now holds or hereafter acquires any interest (other than licenses where the Company is the licensee or licensor and the terms of such license restrict the ability of the Company to grant the Transaction Liens or to permit the Secured Party to exercise the rights and remedies contemplated hereby without the licensor's consent): (a) any trademarks, tradenames, corporate names, company names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country (collectively, the "Marks"); (b) any reissues, extensions or renewals thereof, (c) the goodwill of the business symbolized by or associated with the Marks, (d) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to the Marks, including, without limitation, damages, claims and recoveries for past, present or future infringement and (e) rights to sue for past, present and future infringements of the Marks.

         "TRANSACTION AGREEMENT" means the Transaction Agreement of even date herewith among the Company and the Purchaser.

         "TRANSACTION LIENS" means the Liens granted by the Lien Grantors under the Security Documents.

         "UCC" means the Uniform Commercial Code as in effect from time to time in The Commonwealth of Massachusetts; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Transaction Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Massachusetts, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

         (a) Terms Generally. The definitions of terms herein (including those incorporated by reference to the UCC or to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words "INCLUDE", "INCLUDES" and "INCLUDING" shall be deemed to be followed by the phrase "WITHOUT LIMITATION". The word "WILL" shall be construed to have the same meaning and effect as the word "SHALL". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "HEREIN", "HEREOF" and "HEREUNDER", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (e) the word "PROPERTY" shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

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         SECTION 2. Guarantees by Guarantors.

         (a) Secured Guarantees. Each Guarantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). If the Company fails to pay any Secured Obligation punctually when due, each Guarantor agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in the relevant Secured Agreement.

         (b) Secured Guarantees Unconditional. The obligations of each Guarantor under its Secured Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                 (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Company, any other Guarantor or any other Person under any Secured Agreement, by operation of law or otherwise;

                 (ii) any modification or amendment of or supplement to any Secured Agreement (except any modification or amendment of or supplement to any ecured Agreement to which such Guarantor is a party, as provided therein);

                 (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Company, any other Guarantor or any other Person under any Secured Agreement;

                 (iv) any change in the corporate existence, structure or ownership of the Company, any other Guarantor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company, any other Guarantor or any other Person or any of their assets or any resulting release or discharge of any obligation of the Company, any other Guarantor or any other Person under any Secured Agreement;

                 (v) the existence of any claim, set-off or other right that such Guarantor may have at any time against the Company, any other Guarantor, the Secured Party or any other Person, whether in connection with the Note or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                 (vi) any invalidity or unenforceability relating to or against the Company, any other Guarantor or any other Person for any reason of any Secured Agreement, or any provision of applicable law or regulation purporting to prohibit the payment of any Secured Obligation by the Company, any other Guarantor or any other Person; or

                 (vii) any other act or omission to act or delay of any kind by the Company, any other Guarantor, any other party to any Secured Agreement, the Secured Party or any other Person, or any other circumstance whatsoever that might, but for the provisions of this clause (vii), constitute a legal or equitable discharge of or defense to any obligation of any Guarantor hereunder.

         (c) Release of Secured Guarantees. All the Secured Guarantees will be released when all the Release Conditions are satisfied. If at any time any payment of a Secured Obligation is rescinded or must be otherwise restored or returned upon the insolvency or receivership of the Company or otherwise, the Secured Guarantees shall be reinstated with respect thereto as though such payment had been due but not made at such time.

         (d) Waiver by Guarantors. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Company, any other Guarantor or any other Person.

         (e) Subrogation. A Guarantor that makes a payment with respect to a Secured Obligation hereunder shall be subrogated to the rights of the payee against the Company with respect to such payment; provided that no Guarantor shall enforce any payment by way of subrogation against the Company, or by reason of contribution against any

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other guarantor of such Secured Obligation, until all the Release Conditions have been satisfied.

         (f) Stay of Acceleration. If acceleration of the time for payment of any Secured Obligation by the Company is stayed by reason of the insolvency or receivership of the Company or otherwise, all Secured Obligations otherwise subject to acceleration under the terms of any Secured Agreement shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Secured Party.

         (g) Continuing Guarantee. Each Secured Guarantee is a continuing guarantee, shall be binding on the relevant Guarantor and its successors and assigns, and shall be enforceable by the Secured Party. If all or part of the Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights under each Secured Guarantee, to the extent applicable to the obligation so transferred, shall automatically be transferred with such obligation.

         (h) Limitation on Obligations of Subsidiary Guarantor. The obligations of each Subsidiary Guarantor under its Secured Guarantee shall be limited to an aggregate amount equal to the largest amount that would not render such Secured Guarantee or Guarantor subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of applicable law.

         SECTION 3. Grant of Transaction Liens.

         (a) Except as set forth on Schedule 1 hereto, the Company, in order to secure the Secured Obligations, and each Guarantor listed on the signature pages hereof, in order to secure its Secured Guarantee, grants to the Secured Party a continuing security interest in all of the personal property of the Company or such Guarantor, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located, including:

                 (i)    all Accounts;

                 (ii)   all Chattel Paper;

                 (iii)  all Documents;

                 (iv)   all Equipment;

                 (v) all General Intangibles (including any Equity Interests in other Persons that do not constitute Investment Property);

                 (vi) all Copyrights, Patents, Trademarks, Licenses, drawings, technical information, marketing plans, customer lists, trade secrets, proprietary or confidential information, inventions (whether or not patentable), procedures, know-how and models;

                 (vii)  all Instruments;

                 (viii) all Inventory;

                 (ix)   all Investment Property;

                 (x) all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Original Lien Grantor pertaining to any of its Collateral;

                 (xi)   [intentionally omitted]

                 (xii) all other goods and personal property of Company, wherever located, whether tangible or intangible, and whether now owned or hereafter acquired, existing, leased or consigned by or to Company; and

                 (xiii) all Proceeds of the Collateral described in the foregoing clauses (i) through (xii).

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         (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

         (c) The Transaction Liens are granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Lien Grantor with respect to any of the Collateral or any transaction in connection therewith.

         SECTION 4. General Representations and Warranties. Each Original Lien Grantor represents and warrants that:

         (a) Such Lien Grantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization in its Perfection Certificate.

         (b) Schedule 2 lists all Equity Interests in Subsidiaries and Affiliates owned by such Lien Grantor as of the Effective Date. Such Lien Grantor holds all such Equity Interests directly (i.e., not through a Subsidiary, a Securities Intermediary or any other Person).

         (c) Except as set forth on the Perfection Certificate of such Lien Grantor, all Pledged Equity Interests owned by such Lien Grantor are owned by it free and clear of any Lien other than (i) the Transaction Liens and (ii) any tax liens, judgment liens and other Permitted Liens. All shares of capital stock included in such Pledged Equity Interests (including shares of capital stock in respect of which such Lien Grantor owns a Security Entitlement) have been duly authorized and validly issued and are fully paid and non-assessable. None of such Pledged Equity Interests is subject to any option to purchase or similar right of any Person. Such Lien Grantor is not and will not become a party to or otherwise bound by any agreement (except the Note Documents) which restricts in any manner the rights of any present or future holder of any Pledged Equity Interest with respect thereto.

         (d) Except as set forth on the Perfection Certificate of such Lien Grantor, such Lien Grantor has good and marketable title to all its Collateral (subject to exceptions that are, in the aggregate, not material), free and clear of any Lien other than Permitted Liens.

         (e) Such Lien Grantor has not performed any acts that would prevent the Secured Party from enforcing any of the provisions of the Security Documents or that would limit the Secured Party in any such enforcement. No financing statement, security agreement, mortgage or similar or equivalent document or instrument covering all or part of the Collateral owned by such Lien Grantor is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect or record a Lien on such Collateral, except financing statements, mortgages or other similar or equivalent documents with respect to Permitted Liens. After the Effective Date, no Collateral owned by such Lien Grantor will be in the possession or under the control of any other Person having a claim thereto or security interest therein, other than a Permitted Lien.

         (f) The Transaction Liens on all Collateral owned by such Lien Grantor
(i) have been validly created, (ii) will attach to each item of such Collateral on the Effective Date (or, if such Lien Grantor first obtains rights thereto on a later date, on such later date) and (iii) when so attached, will secure all the Secured Obligations or such Lien Grantor's Secured Guarantee, as the case may be.

         (g) Such Lien Grantor has delivered a Perfection Certificate to the Secured Party. The information set forth therein is correct and complete as of the Effective Date. On the Effective Date, such Lien Grantor shall file the necessary UCC financing statements and, as soon as practicable following the Effective Date, make all necessary filings with respect to the intellectual property rights necessary to perfect the Transaction Liens on the Collateral. All filing fees and taxes payable in connection with such filings shall be paid by the Lien Grantor. As soon as practical after the Effective Date, such Lien Grantor will furnish to the Secured Party a file search report from each UCC filing office listed in its Perfection Certificate, showing the filing made at such filing office to perfect the Transaction Liens on its Collateral.

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         (h) When UCC financing statements describing the Collateral as set forth in Schedule 1 to such Lien Grantor's Perfection Certificate have been properly and timely filed in the offices specified in such Perfection Certificate, and the necessary filings are properly and timely made with respect to intellectual property rights, the Transaction Liens will constitute perfected security interests in the Collateral owned by such Lien Grantor to the extent that a security interest therein may be perfected by filing pursuant to the UCC, prior to all Liens and rights of others therein except Permitted Liens.

         (i) Such Lien Grantor has taken, and will continue to take, all actions necessary under the UCC to perfect its interest in (i) any Accounts or Chattel Paper purchased or otherwise acquired by it, as against its assignors and creditors of its assignors and (ii) any Payment Intangibles or promissory notes purchased or otherwise acquired by it, as against its assignors and creditors of its assignors.

         (j) Such Lien Grantor's Collateral is insured as required by the Transaction Agreement.

         (k) All of such Lien Grantor's Inventory has or will have been produced in compliance, in all material respects, with the applicable requirements of the Fair Labor Standards Act, as amended.

         (l) All copyright, patent and trademark registrations and applications owned by Company on the date hereof are listed on Exhibit C attached hereto.

         SECTION 5. Further Assurances; General Covenants. Each Lien Grantor covenants as follows:

         (a) Such Lien Grantor will, from time to time, at the Company's expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including any intellectual property filing and any filing of financing or continuation statements under the UCC) that from time to time may be necessary or desirable, or that the Secured Party may reasonably request, in order to:

                 (i) create, preserve, perfect, confirm or validate the Transaction Liens on such Lien Grantor's Collateral;

                 (ii) enable the Secured Party to obtain the full benefits of the Security Documents; or

                 (iii) enable the Secured Party to exercise and enforce any of its rights, powers and remedies with respect to any of such Lien Grantor's Collateral.

To the extent permitted by applicable law, such Lien Grantor authorizes the Secured Party to execute and file such financing statements or continuation statements without such Lien Grantor's signature appearing thereon. Such Lien Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Such Lien Grantor constitutes the Secured Party its attorney-in-fact to execute and file all intellectual property filings and other filings required or so requested for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; and such power, being coupled with an interest, shall be irrevocable until all the Transaction Liens granted by such Lien Grantor terminate pursuant to Section 14. The Company will pay the costs of, or incidental to, any intellectual property filings and any recording or filing of any financing or continuation statements or other documents recorded or filed pursuant hereto.

         (b) Such Lien Grantor will not (i) change its name or corporate structure, (ii) change its location (determined as provided in UCC Section 9-307) or (iii) except in the case of Permitted Liens, become bound, as provided in UCC Section 9-203(d) or otherwise, by a security agreement entered into by another Person, unless it shall have given the Secured Party prior notice thereof.

         (c) Except in connection with a change in the Company's principal address on or before December 31, 2002 to a location within the Commonwealth of Massachusetts, at least 30 days before it takes any action contemplated by
Section 5(b), such Lien Grantor will, at the Company's expense and at the request of the Purchaser, cause to be delivered to the Secured Party an Opinion of Counsel, in form and substance satisfactory to the Secured Party, to the effect that (i) all financing statements and amendments or supplements thereto, continuation statements and other documents required to be filed or recorded in order to perfect and protect the Transaction Liens against all

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creditors of and purchasers from such Lien Grantor after it takes such action
(except any continuation statements specified in such Opinion of Counsel that are to be filed more than six months after the date thereof) have been filed or recorded in each office necessary for such purpose, (ii) all fees and taxes, if any, payable in connection with such filings or recordations have been paid in full and (iii) except as otherwise agreed by the Secured Party, such action will not adversely affect the perfection or priority of the Transaction Lien on any Collateral to be owned by such Lien Grantor after it takes such action or the accuracy of such Lien Grantor's representations and warranties herein relating to such Collateral.

         (d) If any Collateral is located on premises leased by a Lien Grantor as lessee, such Lien Grantor shall, within 30 days of the date hereof in the case of leases in existence on the date hereof, and substantially simultaneously with the execution and delivery of such lease, in the case of leases hereafter entered into, use its reasonable efforts to secure from the landlord a waiver of contractual and statutory landlord's liens, an agreement to permit access to and removal of Collateral and other customary matters, all pursuant to an instrument in form and substance satisfactory to the Secured Party; provided, however, that the Company shall have no obligation to secure such a waiver from the Company's current landlord for the premises located at 100 Brickstone Square, Andover, Massachusetts.

         (e) Such Lien Grantor will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any of its Collateral; provided that such Lien Grantor may do any of the foregoing unless
(i) doing so would violate a covenant in the Transaction Agreement or (ii) an Event of Default shall have occurred and be continuing and the Secured Party shall have notified such Lien Grantor that its right to do so is terminated, suspended or otherwise limited. Concurrently with any sale, lease or other disposition (except a sale, lease or disposition to another Lien Grantor) permitted by the foregoing proviso, the Transaction Liens on the assets sold or disposed of (but not in any Proceeds arising from such sale or disposition) will cease immediately without any action by the Secured Party. The Secured Party will, at the Company's expense, execute and deliver to the relevant Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the fact that any asset so sold or disposed of is no longer subject to a Transaction Lien.

         (f) Such Lien Grantor will, promptly upon request, provide to the Secured Party all information and evidence concerning such Lien Grantor's Collateral that the Secured Party may reasonably request from time to time to enable it to enforce the provisions of the Security Documents.

         (g) The Company shall promptly register or cause to be registered (to the extent not already registered and consistent with good faith business judgment) the most recent version of any Copyright and any Copyright License and any Patent, Patent License, Trademark or Trademark License, which, individually or in the aggregate, is material to the conduct of Company's business, with the United States Copyright Office or Patent and Trademark Office, as applicable, including, without limitation, in all such cases the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

         (h) The Company shall promptly advise the Secured Party of any subsequent ownership right or interest of Company in or to any material Copyright, Patent, Trademark or License not specified on Exhibit C hereto.

         (i) The Company shall (i) protect, defend and maintain the validity and enforceability of all material current and future Copyrights, Patents and Trademarks (consistent with good faith business judgment), (ii) use its commercially reasonable efforts to detect material infringements of such Copyrights, Patents and Trademarks and promptly advise the Secured Party in writing of material infringements detected and (iii) not allow any material Copyrights, Patents or Trademarks to be abandoned, forfeited or dedicated to the public without the written consent of the Secured Party in each case unless reasonable business practice or judgment would determine that any such failure to act or abandonment is appropriate.

         SECTION 6. INTENTIONALLY OMITTED.

         SECTION 7. INTENTIONALLY OMITTED.

         SECTION 8. Remedies upon Event of Default. (a) If an Event of Default shall have occurred and be continuing, the Secured Party may exercise (or cause its sub-agents to exercise) any or all of the remedies available to it (or to such sub-agents) under the Security Documents.

         (b) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Secured Party may exercise all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Collateral and, in addition, the Secured Party may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, sell, lease, license or otherwise dispose of the Collateral or any part thereof. Notice of any such sale or other disposition shall be given to the relevant Lien Grantor(s) as required by Section 11.

         (c) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing:

                 (i) the Secured Party may license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Pledged intellectual property throughout the world for such term or terms, on such conditions and in such manner as the Secured Party shall in its sole discretion determine; provided that such licenses or sublicenses do not conflict with any existing license made available to the Secured Party;

                 (ii) the Secured Party may (without assuming any obligation or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Lien Grantor in, to and under any of its Pledged intellectual property and take or refrain from taking any action under any thereof, and each Lien Grantor releases the Secured Party from liability for, and agrees to hold the Secured Party free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Secured Party's gross negligence or willful misconduct; and

                 (iii) upon request by the Secured Party (which shall not be construed as implying any limitation on its rights or powers), each Lien Grantor will execute and deliver to the Secured Party a power of attorney, in form and substance satisfactory to the Secured Party, for the implementation of any sale, lease, license or other disposition of any of such Lien Grantor's Pledged intellectual property or any action related thereto. In connection with any such disposition, but subject to any confidentiality restrictions imposed on such Lien Grantor in any license or similar agreement, such Lien Grantor will supply to the Secured Party its know-how and expertise relating to the relevant intellectual property or the products or services made or rendered in connection with such intellectual property, and its customer lists and other records relating to such intellectual property and to the distribution of said products or services.

         SECTION 9. Application of Proceeds. If an Event of Default shall have occurred and be continuing, the Secured Party may apply the proceeds of any sale or other disposition of all or any part of the Collateral, in the following order of priorities:

                 first, to pay the expenses of such sale or other disposition, including reasonable compensation to agents of and counsel for the Secured Party, and all expenses, liabilities and advances incurred or made by the Secured Party in connection with the Security Documents;

                 second, to pay the unpaid principal of the Secured Obligations ratably until payment in full of the principal of all Secured Obligations shall have been made;

                 third, to pay all other Secured Obligations ratably until payment in full of all such other Secured Obligations shall have been made; and

                 finally, to pay to the relevant Lien Grantor, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;

provided that Collateral owned by a Guarantor and any proceeds thereof shall be applied pursuant to the foregoing clauses first, second and third only to the extent permitted by the limitation in Section 2(h). The Secured Party may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

         SECTION 10. Fees and Expenses; Indemnification. (a) The Company will forthwith upon demand pay to the Secured Party:

                 (i) the amount of any taxes that the Secured Party may have been required to pay and did by reason of the Transaction Liens or to free any Collateral from any other Lien thereon (other than a Permitted Lien);

                 (ii) the amount of any and all reasonable out-of-pocket expenses, including transfer taxes and reasonable fees and expenses of counsel and other experts, that the Secured Party may incur in connection with (x) the administration or enforcement of the Security Documents, including such expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Transaction Lien, (y) the collection, sale or other disposition of any Collateral or (z) the exercise by the Secured Party of any of its rights or powers under the Security Documents; and

                (iii) the amount required to indemnify the Secured Party for, or hold it harmless and defend it against, any loss, liability or expense (including the reasonable fees and expenses of its counsel and any experts or sub-agents appointed by it hereunder) incurred or suffered by the Secured Party in connection with the Security Documents, except to the extent that such loss, liability or expense arises from the Secured Party's gross negligence or willful misconduct or a breach of any duty that the Secured Party has under this Agreement (after giving effect to Sections 12 and 13).

Any such amount not paid to the Secured Party in accordance with the Security Documents will bear interest for each day thereafter until paid at a rate of 14% per annum.

         (b) If any transfer tax, documentary stamp tax or other tax is payable in connection with any transfer or other transaction provided for in the Security Documents, the Company will pay such tax and provide any required tax stamps to the Secured Party or as otherwise required by law.

         SECTION 11. Authority to Administer Collateral. Each Lien Grantor irrevocably appoints the Secured Party its true and lawful attorney, with full power of substitution, in the name of such Lien Grantor, or otherwise, for the sole use and benefit of the Secured Party, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default shall have occurred and be continuing, all or any of the following powers with respect to all or any of such Lien Grantor's Collateral:

         (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

         (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

         (c) to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Secured Party were the absolute owner thereof, and

         (d) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto;

provided that, except in the case of Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the relevant Lien Grantor at least ten days' prior written notice of the time and place of any public sale thereof or the time after which any private sale or other intended disposition thereof will be made. Any such notice shall (i) contain the information specified in UCC Section 9-613, (ii) be Authenticated and (iii) be sent to the parties required to be notified pursuant to UCC Section 9-611(c); provided that, if the Secured Party fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the UCC.

         SECTION 12. Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, the Secured Party will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Secured Party will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Secured Party in good faith, except to the extent that such liability arises from the Secured Party's gross negligence or willful misconduct.

         SECTION 13. General Provisions Concerning the Secured Party. (a) Authority. The Secured Party is authorized to take such actions and to exercise such powers as are delegated to the Secured Party by the terms of the Security Documents, together with such actions and powers as are reasonably incidental thereto.

         (b) Limited Duties and Responsibilities. The Secured Party shall not have any duties or obligations under the Security Documents except those expressly set forth therein. Without limiting the generality of the foregoing,
(a) the Secured Party shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing and (b) the Secured Party shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Security Documents that the Secured Party is required to exercise. The Secured Party shall not be liable for any action taken or not taken by it in the absence of its own gross negligence or willful misconduct. The Secured Party shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Transaction Lien, whether impaired by operation of law or by reason of any action or omission to act on its part under the Security Documents. The Secured Party shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Secured Party, and the Secured Party shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Security Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Security Document, (iv) the validity, enforceability, effectiveness or genuineness of any Security Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in any Security Document.

         (c) Authority to Rely on Certain Writings, Statements and Advice. The Secured Party shall be entitled to rely on, and shall not incur any liability for relying on, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Secured Party also may rely on any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Secured Party may consult with legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountant or expert.

         (d) Sub-Agents and Related Parties. The Secured Party may perform any of its duties and exercise any of its rights and powers through one or more sub-agents appointed by it. The exculpatory provisions of Section 12 and this Section shall apply to any such sub-agent and to the Related Parties of the Secured Party and any such sub-agent.

         SECTION 14. Termination of Transaction Liens; Release of Collateral.
(a) The Transaction Liens granted by each Guarantor shall terminate when its Secured Guarantee is released pursuant to Section 2(c).

         (b) The Transaction Liens granted by the Company shall terminate when all the Release Conditions are satisfied.

         (c) At any time before the Transaction Liens granted by the Company terminate, the Secured Party may, at the written request of the Company, release any or all of the Collateral.

         (d) Upon any termination of a Transaction Lien or release of Collateral, the Secured Party will, at the expense of the relevant Lien Grantor, execute and deliver to such Lien Grantor such documents as such Lien Grantor shall reasonably request to evidence the termination of such Transaction Lien or the release of such Collateral, as the case may be.

         SECTION 15. Additional Guarantors and Lien Grantors. Any Subsidiary may become a party hereto by signing and delivering to the Secured Party a Security Agreement Supplement, whereupon such Subsidiary shall become a "Guarantor" and a "Lien Grantor" as defined herein.

         SECTION 16. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile, addressed to it at its facsimile number specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

         (a) in the case of any Lien Grantor listed on the signature pages hereof:

                         Engage, Inc.
                         100 Brickstone Square
                         Andover, MA  01810
                         Attention:  General Counsel
                         Facsimile: 978-684-3180

         (b) in the case of any other Lien Grantor, its address or facsimile number set forth in its first Security Agreement Supplement;

         (c) in the case of the Secured Party:

                         CMGI, Inc.
                         100 Brickstone Square
                         Andover, MA  01810
                         Attention: General Counsel
                         Facsimile: 978-684-3601

Any party may change its address and/or facsimile number for purposes of this Section by giving notice of such change to the Secured Party and the Lien Grantors in the manner specified above.

         SECTION 17. No Implied Waivers; Remedies Not Exclusive. No failure by the Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Security Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right or remedy under any Note Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Note Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

         SECTION 18. Successors and Assigns. This Agreement is for the benefit of the Secured Party. If all or any part of the Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Lien Grantors and their respective successors and assigns.

         SECTION 19. Amendments and Waivers. Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing entered into by the parties hereto.

         SECTION 20. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than The Commonwealth of Massachusetts are governed by the laws of such jurisdiction.

         SECTION 21. Waiver of Jury Trial. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY SECURITY DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 22. Severability. If any provision of any Security Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of the Security Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party in order to carry out the intentions of the parties thereto as nearly as may be possible and (ii) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                         ENGAGE, INC.



                                         By:  /s/ Christopher Cuddy
                                              ----------------------------------
                                         Name:  Christopher Cuddy
                                         Title: President and CEO

                                         CMGI, INC.



                                         By:  /s/ Thomas Oberdorf
                                              ----------------------------------
                                         Name:  Thomas Oberdorf
                                         Title: Chief Financial Officer

                                         GUARANTOR:


                                         MEDIABRIDGE TECHNOLOGIES, INC.



                                         By:  /s/ Christopher Cuddy
                                              ----------------------------------
                                         Name:  Christopher Cuddy
                                         Title: President

                                   SCHEDULE 1

                             CERTAIN EXCLUDED ASSETS




         All assets pertaining to the AdManager software and the AdBureau services, provided, however, that if the Company or a Guarantor listed on the signature pages hereof owns such assets after December 31, 2002, such assets shall no longer be deemed excluded assets and shall be deemed to be Collateral on which a Transaction Lien is granted.

         Certain miscellaneous computer, electronic and other office equipment and office furniture to be identified by the Company and disclosed to the Secured Party from time to time with an aggregate fair market value of less than $100,000.

                                   SCHEDULE 2

                 EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES
                         OWNED BY ORIGINAL LIEN GRANTORS
                           (AS OF THE EFFECTIVE DATE)



              JURISDICTION                                        NUMBER OF
                   OF               OWNER OF        PERCENTAGE    SHARES OR
ISSUER        ORGANIZATION       EQUITY INTEREST       OWNED        UNITS
------        ------------       ---------------       -----        -----

                                    EXHIBIT A
                              TO SECURITY AGREEMENT

                          SECURITY AGREEMENT SUPPLEMENT

         SECURITY AGREEMENT SUPPLEMENT dated as of _______, ____, between [NAME OF LIEN GRANTOR] (the "LIEN GRANTOR") and CMGI, INC., as Secured Party.

         WHEREAS, ENGAGE, INC., the Guarantors party thereto and CMGI, INC., as Secured Party, are parties to a Guarantee and Security Agreement dated as of September __, 2002 (as heretofore amended and/or supplemented, the "SECURITY AGREEMENT") under which ENGAGE, INC. secures certain of its obligations (the "SECURED OBLIGATIONS") and the Guarantors guarantee the Secured Obligations and secure their respective guarantees thereof;

         WHEREAS, [name of Lien Grantor] desires to become [is] a party to the Security Agreement as a Guarantor and Lien Grantor thereunder;(1) and

         WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in Section 1 of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Secured Guarantee.(2) The Lien Grantor unconditionally guarantees the full and punctual payment of each Secured Obligation when due (whether at stated maturity, upon acceleration or otherwise). The Lien Grantor acknowledges that, by signing this Security Agreement Supplement and delivering it to the Secured Party, the Lien Grantor becomes a "Guarantor" and "Lien Grantor" for all purposes of the Security Agreement and that its obligations under the foregoing Secured Guarantee are subject to all the provisions of the Security Agreement (including those set forth in Section 2 thereof) applicable to the obligations of a Guarantor thereunder.

         2. Grant of Transaction Liens. (a) In order to secure [its Secured Guarantee](3) [the Secured Obligations](4), the Lien Grantor grants to the Secured Party for the benefit of the Secured Parties a continuing security interest in all the following property of the Lien Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located (the "NEW COLLATERAL"):

               [describe property being added to the Collateral](5)

         (b) With respect to each right to payment or performance included in the Collateral from time to time, the Transaction Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (ii) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

         (c) The foregoing Transaction Liens are granted as security only and shall not subject the Secured Party or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Lien Grantor with respect to any of the New Collateral or any transaction in connection therewith.

         3. Party to Security Agreement. Upon delivering this Security Agreement Supplement to the Secured Party, the Lien Grantor will become a party to the Security Agreement and will thereafter have all the rights and

--------

(1) If the Lien Grantor is the Company, delete this recital and Section 1 hereof.

(2) Delete this Section if the Lien Grantor is the Company or a Guarantor that is already a party to the Security Agreement.

(3) Delete bracketed words if the Lien Grantor is the Company.

(4) Delete bracketed words if the Lien Grantor is a Guarantor.

(5) If the Lien Grantor is not already a party to the Security Agreement, clauses (i) through (xiii) of Section 3(a) of the Security Agreement may be appropriate.

obligations of a Guarantor and a Lien Grantor thereunder and be bound by all the provisions thereof as fully as if the Lien Grantor were one of the original parties thereto.(6)

         4. Address of Lien Grantor. The address and facsimile number of the Lien Grantor for purposes of Section 16(b) of the Security Agreement are:

                 [address and facsimile number of Lien Grantor]

         5. Representations and Warranties.(7) (a) The Lien Grantor is a corporation duly organized, validly existing and in good standing under the laws of [jurisdiction of organization].

         (b) The Lien Grantor has delivered a Perfection Certificate to the Secured Party. The information set forth therein is correct and complete as of the date hereof. Within 60 days after the date hereof, the Lien Grantor will furnish to the Secured Party a file search report from each UCC filing office listed in such Perfection Certificate, showing the filing made at such filing office to perfect the Transaction Liens on the New Collateral.

         (c) The execution and delivery of this Security Agreement Supplement by the Lien Grantor and the performance by it of its obligations under the Security Agreement as supplemented hereby are within its corporate or other powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its organizational documents, or of any agreement, judgment, injunction, order, decree or other instrument binding upon it or result in the creation or imposition of any Lien (except a Transaction
Lien) on any of its assets.

         (d) The Security Agreement as supplemented hereby constitutes a valid and binding agreement of the Lien Grantor, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors' rights generally and (ii) general principles of equity.

         (e) Each of the representations and warranties set forth in the Security Agreement is true as applied to the Lien Grantor and the New Collateral. For purposes of the foregoing sentence, references in said Sections to a "Lien Grantor" shall be deemed to refer to the Lien Grantor, references to Schedules to the Security Agreement shall be deemed to refer to the corresponding Schedules to this Security Agreement Supplement, references to "Collateral" shall be deemed to refer to the New Collateral, and references to the "Effective Date" shall be deemed to refer to the date on which the Lien Grantor signs and delivers this Security Agreement Supplement.

         6. Governing Law. This Security Agreement Supplement shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

---------

(6) Delete Sections 4 and 5 if the Lien Grantor is already a party to the Security Agreement.

(7) Modify as needed if the Lien Grantor is not a corporation.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.


                                               [___________], AS LIEN GRANTOR



                                               By:  ____________________________
                                               Name:
                                               Title:

                                               CMGI, INC.



                                               By:  ____________________________
                                               Name:
                                               Title:

                                   SCHEDULE 1
                              TO SECURITY AGREEMENT
                                   SUPPLEMENT

                 EQUITY INTERESTS IN SUBSIDIARIES AND AFFILIATES
                              OWNED BY LIEN GRANTOR



              JURISDICTION                              NUMBER OF
                   OF               PERCENTAGE          SHARES OR
ISSUER        ORGANIZATION            OWNED               UNITS
------        ------------            -----               -----

                                    EXHIBIT B
                              TO SECURITY AGREEMENT

                             PERFECTION CERTIFICATE

         The undersigned is a duly authorized officer of [NAME OF LIEN GRANTOR] (the "LIEN GRANTOR"). With reference to the Guarantee and Security Agreement dated as of September __, 2002 among ENGAGE, INC., the Guarantors party thereto and CMGI, INC., as Secured Party (terms defined therein being used herein as therein defined), the undersigned certifies to the Secured Party and each other Secured Party as follows:

         A. INFORMATION REQUIRED FOR FILINGS AND SEARCHES FOR PRIOR FILINGS.

         1. Jurisdiction of Organization. The Lien Grantor is a corporation(8) organized under the laws of ________________.

         2. Name. The exact [corporate] name of the Lien Grantor as it appears in its [certificate of incorporation] is as follows:

         3. Prior Names. (a) Set forth below is each other [corporate] name that the Lien Grantor has had since its organization, together with the date of the relevant change:

         (b) Except as set forth in Schedule __ hereto, the Lien Grantor has not changed its corporate structure9 in any way within the past five years.

         (c) None of the Lien Grantor's Collateral was acquired from another Person within the past five years, except

                 (i) property sold, licensed or conveyed to the Lien Grantor by another Person in the ordinary course of such other Person's business;

                 (ii) property with respect to which the Transaction Liens are to be perfected by taking possession or control thereof;

                 (iii) property acquired in transactions described in Schedule __ hereto; and

                 (iv) other property having an aggregate fair market value not exceeding $_________.

         4. Filing Office. In order to perfect the Transaction Liens granted by the Lien Grantor, a financing statement on Form UCC-1, with the collateral described as set forth on Schedule __ hereto, should be on file in the office of ____________ in _________(10) [and a financing statement on Form UCC-1 containing, with respect to any as-extracted collateral, the information required by UCC Section 9-502 should be on file in the relevant filing office listed under the heading "As-Extracted Collateral" in Schedule ___ hereto].(11)

         B. ADDITIONAL INFORMATION REQUIRED FOR SEARCHES FOR PRIOR FILINGS UNDER OLD ARTICLE 9.

         1. Current Locations. (a) The chief executive office of the Lien Grantor is located at the following address:

--------

(8)  Modify as needed if the Lien Grantor is not a corporation.

(9) Changes in corporate structure would include mergers and consolidations, as well as any change in the Lien Grantor's form of organization. If any such change has occurred, include in Schedule __ the information required by Part A of this certificate as to each constituent party to a merger or consolidation and any other predecessor organization.

(10) Insert Lien Grantor's "location" determined as provided in UCC Section
     9-307.

(11) Delete bracketed words unless a Lien Grantor owns or may own
     "as-extracted collateral" (as defined in UCC Section 9-102) at a known location.

MAILING ADDRESS                      COUNTY                    STATE
--------------------------------------------------------------------


The Lien Grantor [does] [does not] have a place of business in another county of the State listed above.


         (b) The following are all places of business of the Lien Grantor not identified above:

MAILING ADDRESS                      COUNTY                    STATE
--------------------------------------------------------------------


         (c) The following are all locations not identified above where the Lien Grantor maintains any Inventory:

MAILING ADDRESS                      COUNTY                    STATE
--------------------------------------------------------------------


         (d) The following are the names and addresses of all Persons (other than the Lien Grantor) that have possession of any of the Lien Grantor's
Inventory:

MAILING ADDRESS                      COUNTY                    STATE
--------------------------------------------------------------------




         2. Prior Locations. (a) Set forth below is the information required by paragraphs (a) and (b) of Part B-1 above with respect to each other location or place of business maintained by the Lien Grantor at any time during the past five years:

         (b) Set forth below is the information required by paragraphs (c) and
(d) of Part B-1 above with respect to each other location or bailee where or with whom any of the Lien Grantor's Inventory has been lodged at any time during the past four months:

         IN WITNESS WHEREOF, I have hereunto set my hand this __ day of __________, ______



                                                ________________________________
                                                Name:
                                                Title:

                                   SCHEDULE 1
                            TO PERFECTION CERTIFICATE

                            DESCRIPTION OF COLLATERAL

         All personal property.

                                  SCHEDULE 2 TO
                             PERFECTION CERTIFICATE

                               SCHEDULE OF FILINGS

                           AGAINST _________________,
                                    AS DEBTOR


FILING OFFICE                    FILE NUMBER                  DATE OF FILING(12)
--------------------------------------------------------------------------------






-----------

(12) Also indicate lapse date, if other than fifth anniversary.

                                    EXHIBIT C
                              TO SECURITY AGREEMENT

                              INTELLECTUAL PROPERTY


                                   COPYRIGHTS
                                   ----------

                                Registration/                    Registration/
   Description               Application Number                Application Date
   -----------               ------------------                ----------------





                                     PATENTS
                                     -------

                                Registration/                    Registration/
   Description               Application Number                Application Date






                                   TRADEMARKS
                                   ----------

                                Registration/                    Registration/
   Description               Application Number                Application Date
   -----------               ------------------                ----------------